Exhibit 23.1


































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                                                                    Exhibit 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP


         As independent public accountants, we hereby consent to the incorporation by reference in this Proxy Statement/Prospectus of our reports dated February 16, 2000 included in MGC Communications, Inc.'s Current Report on Form 8-K filed on March 13, 2000 and Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in or made a part of this Proxy Statement/Prospectus.


                                                       /s/  Arthur Andersen LLP
                                                       ------------------------

Las Vegas
May 24, 2000